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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 27, 1997
                       ---------------------------------
                       (Date of earliest event reported)



                                CFX CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         New Hampshire                      1-10633                  02-0402421
-------------------------------      ---------------------      ---------------------
(State or other jurisdiction of        (Commission File           (I.R.S. Employer
incorporation or organization)              Number)              Identification No.)



                                102 Main Street
                              Keene, New Hampshire
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (603) 352-2502
                         ------------------------------
                         (Registrant's telephone number
                              including area code)



                                      N/A
                           --------------------------
                             (Former Name or Former
                           Address, if changed since
                                  last report)

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ITEM 5.          OTHER EVENTS

         On October 27, 1997, CFX Corporation (the "Company" or "CFX"), the registrant, entered into an Agreement and Plan of Merger ("Merger Agreement") and two separate Stock Option Agreements (collectively the "Transaction Documents") with Peoples Heritage Financial Group, Inc. ("PHFG").

         The Merger Agreement provides that the Company will be merged with and into PHFG (the "Merger"). Pursuant to the Merger Agreement, each outstanding share of Company common stock (subject to certain exceptions) will be converted into the right to receive .667 shares of PHFG's common stock. The consummation of the Merger requires the satisfaction of certain conditions, including the approval of the Merger Agreement and the Merger by the shareholders of both the Company and PHFG, and the receipt of certain regulatory approvals.

         The first Stock Option Agreement grants the Company an option (the "Company Option") to purchase up to 10.0% (subject to adjustment described therein) of PHFG's outstanding shares of common stock at a purchase price of $43.13 per share (the "Company Stock Option Agreement"). The second Stock Option Agreement grants PHFG an option (the "PHFG Option") to purchase up to 19.9% (subject to adjustment described therein) of the Company's outstanding shares of common stock at a purchase price of $22.69 per share (the "PHFG Stock Option Agreement"). The Company Option and the PHFG Option are only exercisable upon certain events, as specified in the respective Stock Option Agreements, none of which has occurred as of October 27, 1997.

         In connection with the Merger, the directors of both the Company and PHFG have entered into certain individual letter agreements. Each director of the Company entered into a separate letter agreement with PHFG (the "Company Letter Agreements") in which such director generally agreed, among other things, to vote their individual shares of Company common stock for approval of the Merger Agreement. Correspondingly, each director of PHFG entered into a separate letter agreement with the Company (the "PHFG Letter Agreements") in which such director generally agreed, among other things, to do the same with respect to their individual shares of PHFG common stock. Copies of the forms of the Company Letter Agreement and the PHFG Letter Agreement are included with the Current Report on Form 8-K filed by PHFG (Commission file No. 0-16947) on November 3, 1997 ("PHFG Form 8-K").

         For information regarding certain of the terms of the Merger Agreement and the Stock Option Agreements, reference is made to the joint press release of CFX and PHFG dated October 27, 1997, included with the Current Report on Form 8-K filed by PHFG (Commission file No. 0-16947) on October 27, 1997. Further information may be obtained from the copies of the Transaction Documents all of which are included with the PHFG Form 8-K.





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ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

         (a)     Not Applicable

         (b)     Not Applicable

         (c)     Exhibits.

                 2.1 Agreement and Plan of Merger dated as of October 27, 1997, incorporated by reference from Exhibit 2.1 of Current Report on Form 8-K filed by Peoples Heritage Financial Group, Inc. (Commission file No. 0-16947) on November 3, 1997.

                 10.1 Stock Option Agreement, dated as of October 27, 1997, between the Company (as the issuer) and PHFG (as the grantee) incorporated by reference from Exhibit 10.1 of the Current Report on Form 8-K filed by Peoples Heritage Financial Group, Inc. (Commission file No. 0-16947) on November 3, 1997.

                 10.2 Stock Option Agreement dated October 27, 1997, between PHFG (as the issuer) and the Company (as the grantee) incorporated by reference from Exhibit 10.2 of the Current Report on Form 8-K filed by Peoples Heritage Financial Group, Inc. (Commission file No. 0-16947) on November 3, 1997.

                 10.3 Form of letter agreement between the CFX directors and PHFG incorporated by reference from Exhibit 10.3 of the Current Report on Form 8-K filed by Peoples Heritage Financial Group, Inc. (Commission file No. 0-16947) on November 3, 1997.

                 10.4 Form of letter agreement between the PHFG directors and CFX incorporated by reference from Exhibit 10.4 of the Current Report on Form 8-K filed by Peoples Heritage Financial Group, Inc. (Commission file No. 0-16947) on November 3, 1997.

                 99.1 Joint Press Release dated October 27, 1997, incorporated by reference from Exhibit 99.1 of the Current Report on Form 8-K filed by Peoples Heritage Financial Group, Inc. (Commission file No. 0-16947) on October 27, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CFX CORPORATION

                                         By: /s/ Mark A. Gavin
                                            ------------------
                                                 Mark A. Gavin
                                                 Executive Vice President and
                                                 Chief Operating Officer





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